Exhibit 99

JOINT FILER INFORMATION

Joint Filer Name:	Polaris Venture Partners III, L.P.
Relationship to Issuer:	10% Owner
Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:	Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:	12/21/04
Issuer Name and Ticker or Trading Symbol:	Alnylam Pharmaceuticals Inc. (ALNY)

Signature	Polaris Venture Partners III, L.P.
	By:	Polaris Venture Management Co. III L.L.C. Its General Partner

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Authorized Signatory

Joint Filer Name:	Polaris Venture Partners Entrepreneurs’ Fund III, L.P
Relationship to Issuer:	10% Owner
Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:	Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:	12/21/04
Issuer Name and Ticker or Trading Symbol:	Alnylam Pharmaceuticals Inc. (ALNY)

Signature	Polaris Venture Partners Entrepreneurs’ Fund III, L.P.
	By:	Polaris Venture Management Co. III L.L.C. Its General Partner

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Authorized Signatory

Joint Filer Name:	Polaris Venture Partners Founders’ Fund III, L.P
Relationship to Issuer:	10% Owner
Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:	Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:	12/21/04
Issuer Name and Ticker or Trading Symbol:	Alnylam Pharmaceuticals Inc. (ALNY)

Signature	Polaris Venture Partners Founders’ Fund III, L.P.
	By:	Polaris Venture Management Co. III L.L.C. Its General Partner

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Authorized Signatory

Joint Filer Name:		North Star Venture Management 2000, L.L.C.
Relationship to Issuer:

10% Owner, as provider of investment advisory services to PVM III, the general partner of PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of its pecuniary interest therein)

Address:		1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:		Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:		12/21/04
Issuer Name and Ticker or Trading Symbol:		Alnylam Pharmaceuticals Inc. (ALNY)

Signature		North Star Venture Management 2000, L.L.C.

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Authorized Signatory

Joint Filer Name:		Stephen D. Arnold
Relationship to Issuer:

10% Owner, as managing member of PVM III, the general partner of PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:		1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:		Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:		12/21/04
Issuer Name and Ticker or Trading Symbol:		Alnylam Pharmaceuticals Inc. (ALNY)

Signature		Stephen D. Arnold

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Authorized Signatory

Joint Filer Name:		Jonathan A. Flint
Relationship to Issuer:

10% Owner, as managing member of PVM III, the general partner of PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:		1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:		Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:		12/21/04
Issuer Name and Ticker or Trading Symbol:		Alnylam Pharmaceuticals Inc. (ALNY)

Signature		Jonathan A. Flint

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Authorized Signatory

Joint Filer Name:		Terrance G. McGuire
Relationship to Issuer:

10% Owner, as managing member of PVM III, the general partner of PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:		1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:		Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:		12/21/04
Issuer Name and Ticker or Trading Symbol:		Alnylam Pharmaceuticals Inc. (ALNY)

Signature		Terrance G. McGuire

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Authorized Signatory

Joint Filer Name:		Alan G. Spoon
Relationship to Issuer:

10% Owner, as managing member of PVM III, the general partner of PVP III, PVPEF III and PVPFF III (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:		1000 Winter Street, Suite 3350 Waltham, MA 02451
Designated Filer:		Polaris Venture Management Co. III, L.L.C.
Date of Event Requiring Statement:		12/21/04
Issuer Name and Ticker or Trading Symbol:		Alnylam Pharmaceuticals Inc. (ALNY)

Signature		Alan G. Spoon

	By:	/s/ Kevin Littlejohn
Kevin Littlejohn, Authorized Signatory